SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                            (Amendment No.     )

Filed by the Registrant                                 [X]
Filed by a Party other than the Registrant              [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted  by  Rule  14a-
    6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to '240.14a-11(c) or '240.14a-12




                                  TMS, INC.

             (Name of Registrant as Specified in its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                         To Be Held January 26, 2001


   Notice is hereby given that the Annual Meeting of Shareholders of TMS, Inc., an Oklahoma corporation (the "Company"), will be held in Room 119 of the Stillwater Public Library, 1107 South Duck, Stillwater, Oklahoma, on Friday, January 26, 2001, at 10:00 a.m., Central Standard Time, for the following purposes:


  (1)  To elect five persons to serve as directors of the Company;

  (2) To approve and ratify the selection of KPMG LLP as independent auditors; and

  (3) To consider and act upon any other matters which may properly come before the meeting or adjournments thereof.


       Shareholders of record at the close of business on December 1, 2000 shall be entitled to notice of and to vote at the Meeting or any adjournment thereof.




                                        BY ORDER OF THE BOARD OF DIRECTORS,



                                        /s/ M. C. Wicker
                                        ---------------------------------------
                                        Marshall C. Wicker, Secretary





Stillwater, Oklahoma
December 13, 2000

                                   TMS, INC.
                               206 West Sixth Street
                            Stillwater, Oklahoma 74074


                       PROXY STATEMENT FOR THE ANNUAL MEETING
                     OF SHAREHOLDERS TO BE HELD JANUARY 26, 2001


    This Proxy Statement is furnished to shareholders of TMS Inc., an Oklahoma corporation (the "Company"), in connection with the solicitation of proxies by the Company for the Annual Meeting of Shareholders (the "Meeting") to be held in Room 119 of the Stillwater Public Library, 1107 South Duck, Stillwater, Oklahoma on Friday, January 26, 2001, at 10:00 a.m., Central Standard Time, or at any adjournment thereof. The persons named as proxies in the enclosed form were selected by the Board of Directors of the Company.

    This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about December 13, 2000, along with the Annual Report to Shareholders, including financial statements for the fiscal year ended August 31, 2000.

                                   GENERAL


Outstanding Shares and Voting Rights; Voting Procedures
--------------------------------------------------------------------------------

    At December 1, 2000 the Company had 12,932,864 shares of common stock $.05 par value ("Common Stock"), outstanding. The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of Common Stock is necessary to constitute a quorum of such class at the Meeting. Shareholders have no cumulative voting rights.

    Any person signing and mailing the enclosed proxy may vote in person if in attendance at the Meeting. Proxies may be revoked at any time before they are voted by notifying the Secretary of such revocation, in writing, at the Meeting, or by submitting a later dated proxy. Shareholders are encouraged to vote on the matters to come before the Meeting by marking their preferences on the enclosed proxy and by dating, signing, and returning the proxy in the enclosed envelope. If a preference is not indicated on a proxy, the proxy will be voted "FOR" the nominees to serve as directors of the Company and "FOR" the ratification and selection of independent auditors.

    It is not anticipated that matters other than those described above and in the Notice of Annual Meeting, to which this Proxy Statement is appended, will be brought before the Meeting for action, but if any other matters properly come before the Meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

    With respect to the tabulation of votes on any matter, all abstentions and non-votes for nominees are treated as present or represented and entitled to vote at the Meeting.

Record Date
--------------------------------------------------------------------------------

    The close of business on December 1, 2000 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each outstanding share of Common Stock is entitled to one vote on all matters herein.

Expenses of Solicitation
--------------------------------------------------------------------------------

    The expenses of this solicitation of proxies will be borne by the Company, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. Solicitations will be made only by the use of the mails, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Common Stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


    The following table sets forth information regarding the beneficial ownership of shares of the Company's Common Stock as of December 1, 2000, by each shareholder known to the Company to be a beneficial owner of more than 5% of Company's Common Stock. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.

                              Amount and Nature           Percent
Name and Address          of Beneficial Ownership       of Class(1)

Theodore A. Walker               920,000(2)                 7.1%
P.O. Box 1580
Alvin, Texas 77512

James R. Rau, M.D.               729,500(3)                 5.6%
1203 South Hill Street
Alvin, Texas 77511

Russell W. Teubner               677,450                    5.2%
5717 Woodlake Drive
Stillwater, OK 74074

---------------------------------------

(1) Shares of Common Stock subject to options exercisable on or before February 1, 2001 ("Currently Exercisable Options") are deemed outstanding for purposes of computing the percentage for such person but are not deemed outstanding in computing the percent of any other person.

(2) Includes 56,000 shares which are held by Mr. Walker in joint tenancy with his wife, Jerline, with whom he shares voting and investment power.

(3) Includes 345,010 shares held by Dr. Rau's wife, Martha, with whom he shares voting and investment power as to such shares, and 112,500 shares subject to Currently Exercisable Options.

    As of the close of business on October 31, 2000 Cede & Co. owned of record but not beneficially, 8,338,393 shares (64%) of Common Stock. Cede & Co., the nominee for the Depository Trust Company, holds securities of record for participating financial institutions such as banks and broker/dealers.

Market for the Company's Common Stock
--------------------------------------------------------------------------------

    The Company's Common Stock is traded in the over the counter market, and prices are quoted by Pink Sheets LLC (formerly the National Quotation Bureau, Incorporated) on the "pink sheets," and the NASD Non-NASDAQ OTC Bulletin Board. The following table sets forth the quarterly range of high and low bid prices of the Company's Common Stock for fiscal years 2000 and 1999. The quotations are inter-dealer prices without retail markups, markdowns, or commissions and may not represent actual transactions. The source of such quotations is Pink Sheets LLC.

                             Bid Prices
                         -----------------

        Fiscal 2000       High        Low
        ------------      ----        ----

        First Quarter  $  .300     $ .140

        Second Quarter    .750       .150

        Third Quarter    1.188       .250

        Fourth Quarter    .438       .210

        Fiscal 1999       High        Low
        ------------      ----        ----

        First Quarter  $  .375     $ .260

        Second Quarter    .380       .260

        Third Quarter     .350       .290

        Fourth Quarter    .340       .260

    The Company has not declared or paid any cash dividends since its incorporation, nor does it anticipate that it will pay dividends in the foreseeable future. Any earnings realized by the Company are expected to be reinvested in the Company's business; however, the declaration and payment of dividends in the future will be determined by the Board of Directors in light of conditions then existing, including, among others, the Company's earnings, its financial condition and capital requirements (including working capital needs), and any arrangements restricting the payment of dividends.

    As of December 1, 2000, there were approximately 1,860 recordholders of Common Stock, which is the only outstanding class of the capital stock of the Company.


                            ELECTION OF DIRECTORS


General
--------------------------------------------------------------------------------

    Pursuant to the Bylaws of the Company, the shareholders are to elect at the Meeting, directors to hold office until the next Annual Meeting of Shareholders and until their successors shall be elected and shall qualify. The Board of Directors has fixed the number of directors at five for the ensuing year.

    The Board of Directors has no reason to believe that any nominee will become unavailable. However, in the event that any of the nominees should become unavailable, proxies solicited by the Board of Directors will be voted for the election of substitute nominees or additional nominees designated by the Board of Directors.

    PROXIES SOLICITED BY THE BOARD OF DIRECTORS, IF PROPERLY SIGNED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF THE FIVE NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY.

Information Concerning Nominees
--------------------------------------------------------------------------------

    Certain information as of December 1, 2000, concerning the nominees to the Board of Directors of the Company, is set forth below based upon information supplied by such persons. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.

[CAPTION]

                                                         Common Stock Beneficially Owned
                                                        ---------------------------------
                                  Director     Term        Number          Percentage
                            Age     Since     Expires     of Shares       of Class(1)
                            ----    -----     --------    ----------       -----------
     Russell W. Teubner     44       1999       2001      677,450             5.2%

     James R. Rau, M.D.     71       1990       2001      729,500(2)          5.6%

     Rudy J. Alvarado       69       2000       2001      400,000             3.1%

     Marshall C. Wicker     74       1994       2001      361,828(3)          2.8%

     Doyle E.Cherry         58       1988       2001      255,903(4)          2.0%

     All executive officers and directors as
     a group (6 persons)                                2,510,681(5)         18.9%


---------------------------------------

 (1) Shares of Common Stock subject to Currently Exercisable Options are deemed outstanding for purposes of computing the percentage for such person but are not deemed outstanding in computing the percent of any other person.

(2) See footnote (3) to the table under heading "Security Ownership of Certain Beneficial Owners."

(3) Includes 163,399 shares held by Mr. Wicker in joint tenancy with his wife, Bettye, with whom he shares voting and investment power; and 50,000 shares subject to Currently Exercisable Options.

(4) Includes 20,000 shares held by Mr. Cherry in joint tenancy with his wife, Theresa, with whom he shares voting and investment power; and 150,000 shares subject to Currently Exercisable Options.

(5) Includes 563,409 shares as to which directors and executive officers share voting and investment power with others and 363,500 shares subject to Currently Exercisable Options.


Information Concerning Nominees
--------------------------------------------------------------------------------

    The Company's nominees for the five directorships are listed below with brief statements setting forth their principal occupations and other biographical information.

    Russell W. Teubner has served as Chairman of the Board of Directors of the Company since January 2000, and as a Director of the Company since 1999. He is currently serving as a Director of Esker, S.A., a publicly held software company. From 1983 to 1998, Mr. Teubner served as President of Teubner & Associates, a software firm which he founded. Mr. Teubner also serves on the Board of Directors of CustomerSoft, iTradeFair.com and Southwest Bancorp.

    Dr. James R. Rau has served as a Director of the Company since 1990. Dr. Rau practiced medicine from 1956 to 1985 in a private practice and from 1985 to 1988 as a part-time physician with the Monsanto Company in Houston, Texas. Since leaving Monsanto, Dr. Rau has managed his financial and real estate investments.

    Rudy J. Alvarado has served as a Director of the Company since 2000. Mr. Alvarado is Chairman of the Board and Director of Advancia Corporation, a privately held technology company. He served as President and Chief Executive Officer of Advancia from 1990 until 1999. Prior to 1990, Mr. Alvarado founded and owned several technology companies. Mr. Alvarado has many years of senior management experience in the technology industries, including the Information Systems Division of General Electric. He received a Bachelor of Science degree in Mechanical Engineering from Texas A&M University.

    Marshall C. Wicker has served as a Director of the Company since 1994.
Since 1983, he has owned and operated Marwick Enterprises, which is engaged in ranching and investments. Mr. Wicker is a Professional Engineer and a member of the American Association of Petroleum Geologists and Society of Exploration Geophysicists.

    Doyle E. Cherry served as Chairman of the Board of Directors of the Company from October 1997 through August 1998, and has served as a Director of the Company since 1988. Mr. Cherry is a chartered financial consultant and since 1961 has worked in the insurance and securities industries and the actuarial, tax and financial consulting fields. From 1982 to 1993, Mr. Cherry also served as President and Chief Executive Officer of First Market Corporation and the First Market Group of Companies. From 1993 through 1997, he served as President of Thiotech USA, Inc., a chemical manufacturer and distributor located in Houston, Texas. Mr. Cherry is currently serving as President of C&H Pipe, a pipe manufacturing company located in Houston, Texas.

Executive Officers and Other Significant Employees
--------------------------------------------------------------------------------

    The following sets forth the name and a description of the background and principal occupation of each executive officer or other significant employee of the Company who is not a director of the Company.

    Deborah D. Mosier, 33, has served as President of TMS since September 1999 and continues to serve as Principal Financial Officer for the Company. She joined TMS in 1995 as Controller of Financial Operations and was appointed Chief Financial Officer in 1996. Prior thereto, Ms. Mosier worked for six years in the audit practice of KPMG LLP. Ms. Mosier received her Bachelor of Science Degree with a major in accounting from Oklahoma State University and is a Certified Public Accountant.

    Deborah Klarfeld, 44, joined the Company in September 1999 as the General Manager of the Tools and Technologies division and the Vice President of Marketing. In September 2000, Ms. Klarfeld was appointed Vice President of Component Products and Corporate Marketing. Prior to joining TMS, Ms. Klarfeld served as Vice President for New Business Development at Electronic Label Technology from April 1996 to September 1999 and as Vice President of Marketing for United Industries Corporation from September 1994 to April 1996. Ms. Klarfeld received her Master of Business Administration Degree from The University of Tulsa and her Bachelor of Science Degree with a major in Chemistry from The University of Oklahoma.

    Kent E. Warkentin, 28, has served as Controller since January 2000 and is the Principal Accounting Officer for the Company. Prior thereto, Mr. Warkentin worked two years for the audit practice of Ernst & Young LLP and three years for the audit practice of Baird, Kurtz & Dobson. Mr. Warkentin received his Bachelor of Science Degree with a major in accounting from Oklahoma State University and is a Certified Public Accountant.

    Richard P. Scanlan, 39, joined the Company in 1989 and served as Vice President of Sales from 1993 to 1996. In December 1996, Mr. Scanlan was named General Manager for the Internet Innovations division. In September 2000 he was appointed Vice President of Business Development for the Assessment Products segment, where he is responsible for directing the development of new business and the establishment of new market areas for the Company's assessment products. He received a Bachelor of Science degree in business management from Oklahoma State University in 1985, and in 1989 he received a second Bachelor of Science degree in management science and computer systems from Oklahoma State University.

    Alanna Mozel, 45, joined the Company in 1997 as a software engineer. She has served as Vice President of Software Engineering since November, 1999. She is responsible for the management of the Company's software product development. Prior to joining the Company, Ms. Mozel served as PC Manager for Schoeneman Corp/Beauticians Accounting Service. She received her Bachelor of Science degree with a major in Computer Science from The University of Saskatchewan.

Board of Directors' Meetings
--------------------------------------------------------------------------------

    During the 2000 fiscal year, the Company's Board of Directors held three meetings. All members of the Board of Directors attended more than seventy-five percent (75%) of the Board of Directors' meetings.

Committees of the Board
--------------------------------------------------------------------------------

    The Board of Directors has a standing Compensation Committee. Such committee is currently comprised of Dr. Rau and Messrs. Cherry and Wicker, and conducts all necessary business during the regular meetings of the Board or through action by written consent. The Compensation Committee, which administers the Company's stock option plans, met two times during the 2000 fiscal year. All of the members of the Compensation Committee attended more than seventy-five percent (75%) of the Committee's meetings. The Company does not have a standing nominating or audit committee.

Certain Relationships and Related Transactions
--------------------------------------------------------------------------------

    No officer or director had transactions with or indebtedness to the Company in excess of $60,000 during the fiscal year ended August 31, 2000.

Changes in Control
--------------------------------------------------------------------------------

    We do not know of any arrangements (including any pledge by a person of our securities) which would result in a change of control.

Compliance with Section 16(a) of the Securities Exchange Act
--------------------------------------------------------------------------------

    Section 16(a) of the Securities Exchange Act of 1934 and the rules promulgated thereunder require that certain officers, directors and beneficial owners of the Company's Common Stock file various reports with the Securities and Exchange Commission (the "SEC"). Three reports covering an aggregate of three transactions in September, October and November of 1999 were inadvertently filed late in January of 2000 on behalf of Deborah D. Mosier. Two reports covering an aggregate of two transactions in June and August of 2000 were inadvertently filed late in November of 2000 on the behalf of Doyle E. Cherry.

One report covering one transaction in August of 2000 was inadvertently filed late in November of 2000 on the behalf of James R. Rau, M.D. The report notifying of the appointment of Kent E. Warkentin to a position within the Company for which he was required to report under Section 16(a) of the Securities Exchange Act of 1934 was inadvertently filed late in December of 2000. To the best of the Company's knowledge, all required filings in fiscal 2000, with the exception of those listed above, were properly made in a timely fashion.



                           EXECUTIVE COMPENSATION


Summary Compensation Table
--------------------------------------------------------------------------------

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company.

[CAPTION]


                                             Annual             Long Term
                                          Compensation     Compensation Awards
                                         ---------------  ---------------------
                                                           Restricted
                                                             Stock                  All Other
   Name and Principal Position   Year    Salary    Bonus     Awards    Options     Compensation
   ---------------------------   ----   --------  --------   ------    -------    -------------
   Dana R. Allen (2)             2000   $17,681     --         --          --          $530
                                 1999   $70,372     --         --          --        $2,903

   Arthur D. Crotzer (3)         1999   $32,500     --         --          --        $1,725
                                 1998   $97,621   $27,010      --          --        $2,840

   Deborah D. Mosier (4)         2000  $123,417     --       $3,240    150,000       $2,776

   Maxwell Steinhardt (5)        1998   $25,750     --         --          --          $773


---------------------------------------


(1) On September 24, 1999, the Company's Board of Directors approved a restrictive stock grant in the amount of 50,000 shares of the Company's Common Stock. The shares are issued at a rate of 1,000 shares per month. Based on the $.27 per share market price on the date of grant, the value of the 12,000 shares issued to Ms. Mosier in fiscal 2000 was $3,240.

(2) Mr. Allen became Chief Executive Officer effective January 1, 1999, and resigned effective September 24, 1999. "All Other Compensation" includes employer matching contributions to the Company's defined contribution plan.

(3) Mr. Crotzer became Chief Executive Officer effective October 23, 1997, and resigned effective January 1, 1999. "All Other Compensation" includes employer matching contributions to the Company's defined contribution plan.

(4) Ms. Mosier became President effective September 24, 1999. "All Other Compensation" includes employer matching contributions to the Company's defined contribution plan.

(5) Mr. Steinhardt became Chief Executive Officer in March 1996 and resigned effective October 23, 1997. "All Other Compensation" includes employer matching contributions to the Company's defined contribution plan.

Option Grants Table
--------------------------------------------------------------------------------

   The following table sets forth restricted stock options awarded to executive officers during fiscal year 2000. No director or executive officer was granted any stock appreciation rights during fiscal year 2000.

[CAPTION]

                           Number of
                           Securities     % of Total
                           Underlying    Options Granted    Exercise
                            Options      to Employees in      Price
Name                      Granted(#)(1)   Fiscal Year     ($/Share)(2)  Expiration Date(3)
----                      -------------  ---------------- ------------  ------------------
Deborah D. Mosier          150,000             55%           $0.27      September 30, 2005


---------------------------------------


(1) These options vest monthly at a rate of 3,000 shares per month. In the event the Company merges with or is acquired by another company, 100% of these options vest immediately on the effective date of the business combination.

(2) The exercise price of these options equaled the market value of the underlying securities on the date of grant based upon the closing price of the Company's Common Stock on the date of the grant.

(3) These options expire on the earlier of ninety days from Ms. Mosier's separation of employment from the Company or September 30, 2005.

Compensation of Directors
--------------------------------------------------------------------------------

    Each non-employee Director except Mr. Teubner receives $1,000 per month for services as a Director. Mr. Teubner receives $3,000 per month for services as a Director. The non-employee Directors consist of Dr. Rau and Messrs., Alvarado, Cherry, Teubner and Wicker.


                       APPROVAL OF SELECTION OF AUDITORS

    Subject to approval by the shareholders, the Board of Directors has selected the firm of KPMG LLP, certified public accountants (the "Auditors"), as auditors of the Company for the fiscal year ending August 31, 2001. Representatives of the Auditors are expected to be present at the Meeting to respond to questions of shareholders.

    The Company has been advised by the Auditors that neither the firm nor any of its associates has any relationship with the Company or any affiliate of the Company other than the usual relationship that exists between independent public accountants and their clients. To the knowledge of the Board of Directors, neither the Auditors nor any of its associates has any direct or material indirect financial interest in the Company and its subsidiaries in the capacities of promoter, underwriter, voting trustee, director, officer, or employee.

    During the past fiscal year, the Auditors have audited the financial statements of the Company and provided other services with respect to certain filings of the Company with the Securities and Exchange Commission.

    The affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote is required to approve this proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SELECTION OF KPMG LLP AS AUDITORS OF THE COMPANY FOR THE CURRENT FISCAL YEAR AND THE PROXY, UNLESS OTHERWISE INDICATED THEREON, WILL BE VOTED "FOR" THE RATIFICATION OF KPMG LLP AS AUDITORS OF THE COMPANY FOR THE CURRENT FISCAL YEAR.

                            SHAREHOLDERS' PROPOSALS

    Proposals by shareholders intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company prior to August 13, 2001, in order for the proposals to be included in the proxy statement and proxy card relating to such meeting. It is suggested that proposals be submitted to the Company by certified mail, return receipt requested.

                                 OTHER MATTERS

    Management knows of no other business which is likely to be brought before the Meeting. If other matters not now known to management come before the Meeting, however, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment.


                                        BY ORDER OF THE BOARD OF DIRECTORS,



                                        /s/ M.C. Wicker
                                        ---------------------------------------
                                        Marshall C. Wicker, Secretary



December 13, 2000
    A copy of the Company's Form 10-KSB Annual Report as filed with the Securities and Exchange Commission will be furnished without charge to shareholders on request to the Principal Accounting Officer of the Company, at its address stated herein.

                                 TMS, Inc.
                           206 West Sixth Street
                         Stillwater, Oklahoma 74074

This Proxy is solicited on behalf of the Board of Directors of TMS, Inc. (the "Company"). The undersigned hereby appoints Rudy J. Alvarado, Doyle E. Cherry, James R. Rau, M.D., Russell W. Teubner, and Marshall C. Wicker as proxies, each with the power to appoint his substitute, and hereby appoints and authorizes them to represent and vote as designated below, all the shares of common stock of the Company held of record by the undersigned on December 1, 2000, at the Annual Meeting of Shareholders to be held on January 26, 2001, or any adjournment thereof.

1. ELECTION OF DIRECTORS      [ ] FOR all nominees       [ ] WITHHOLD AUTHORITY
                                  listed below               to vote for all
                                  (except as marked          nominees listed
                                  to the contrary below      below

            Russell W. Teubner     James R. Rau, M.D.    Rudy J. Alvarado
                        Marshall C. Wicker    Doyle E. Cherry

2. PROPOSAL to approve and ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending August 31, 2001.

          [ ]FOR                   [ ]AGAINST            [ ]ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE upon such other business as may properly come before the meeting or any adjournment thereof.

                    (Continued and to be signed on the reverse side.)




This proxy, when properly executed, dated and delivered, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.
                                   Please sign exactly as name appears below.
                                   When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such.
                                   If corporation, please sign in full
                                   corporate name by president or other
                                   authorized officer.  If a partnership,
                                   please sign in partnership name by
                                   authorized person.

                                   Date:                           20
                                        ----------------------       ---------

                                   -------------------------------------------
                                                   (Signature)

                                   -------------------------------------------
                                           (Signature, if held jointly)

                                   PLEASE SIGN, DATE AND RETURN THE PROXY CARD
                                   PROMPTLY USING THE ENCLOSED ENVELOPE.